UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549


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                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934

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          Date of Report (Date of earliest event reported):
                            March 16, 2010


                   United States Steel Corporation
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        (Exact name of registrant as specified in its charter)


       Delaware                1-16811             25-1897152
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                                 --
   (State or other        (Commission File         (IRS Employer
   jurisdiction of             Number)          Identification No.)
    incorporation)

 600 Grant Street, Pittsburgh, PA              15219-2800
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 (Address of principal executive               (Zip Code)
             offices)

                            (412) 433-1121
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                   (Registrant's telephone number,
                         including area code)

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                                      ----

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On March 16, 2010, United States Steel Corporation ("U. S. Steel") entered into an Underwriting Agreement with Banc of America Securities LLC,
Barclays Capital Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc.
and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters listed on Schedule 1 thereto (the "Underwriting Agreement"), relating to the issuance and sale of $600,000,000 aggregate principal amount of U. S. Steel's 7.375% Senior Notes due 2020 ("Notes"). The Notes are senior unsecured obligations of U. S. Steel.

The Underwriting Agreement is filed herewith as Exhibit 10.1.


Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

     10.1 Underwriting Agreement dated March 16, 2010 with Banc of America Securities LLC, Barclays Capital Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters listed on Schedule 1 thereto.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION



By   /s/ Gregory A. Zovko
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     Gregory A. Zovko
     Vice President &
     Controller



Dated:  March 17, 2010